October 31, 2002
         Oppenheimer
         Real Estate Fund



                                                               Semiannual Report
                                                                --------------
                                                                  Management
                                                                 Commentaries



[GRAPHIC OMITTED]
Fund Highlights
Performance Update
Investment Strategy Discussion
Financial Statements

[LOGO OMITTED]
OppenheimerFunds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective

Oppenheimer Real Estate Fund seeks total return through investment in real estate securities.

     CONTENTS

 1   Letter to Shareholders

 2   An Interview
     with Your Fund's
     Managers

 6   Financial
     Statements

14   Trustees and Officers


Cumulative Total Returns
             For the 6-Month Period
             Ended 10/31/02

             Without        With
             Sales Chg.     Sales Chg.
--------------------------------------
Class A      -8.94%         -14.18%
--------------------------------------
Cumulative Total Returns*
             Since Inception

             Without        With
             Sales Chg.     Sales Chg.
--------------------------------------
Class A      -4.30%          -9.80%

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

* The Cumulative Total Returns shown above are from the Fund's inception on March 4, 2002. See Notes on page 4 for further details.

LETTER TO SHAREHOLDERS
Dear Shareholder,


In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.
   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, the Right Way to Invest.


Sincerely,
/S/ SIGNATURE



John V. Murphy
November 21, 2002

[PHOTO OMITTED]

John V. Murphy
President
Oppenheimer
Real Estate Fund

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                        1 | OPPENHEIMER REAL ESTATE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
Portfolio Manager
Scott Westphal, CFA
Cornerstone Real Estate Advisers, Inc.


Narrative by Your Fund's Portfolio Manager
Oppenheimer Real Estate Fund, launched in March 2002 to provide investors with diversification from the broader market indices, delivered -9.03% total return (Class A shares at net asset value) for the six-month period ended 10/31/2002 and -4.30% since inception (3/4/02). This compares with -17.01% for the S&P 500 Index over the same six-month period. The Fund's performance was strong despite the challenges faced by public real estate companies, including the first economic downturn since the advent of the modern real estate investment trust
(REIT) in 1991.
   Performance was driven by a multifaceted strategy focused on companies with
(1) better relative fundamentals, (2) balance sheets that should continue to benefit from The Federal Reserve Board easing (3) long lease duration and (4) a significant base of strong credit tenants. This focus biased the portfolio toward shopping center, regional mall and industrial REITs. The resulting strategy was a meaningful departure from the underlying composition of the NAREIT Index, which is heavily weighted in the office and multifamily sectors, two property types that require job growth to generate an improvement in earnings.
   The REIT market has been uncharacteristically volatile during the last six months, posting two major sell-offs. While these sell-offs were in line with the activity in the broader market, the volatility was roughly half of the broader market indices.
   Consistent with our selected strategy, regional mall REITs led performance, followed by the industrial REITs, with office and apartment investments detracting the most. Throughout the last six months, we have overweighted mall and industrial investments, while keeping our exposure to office and multifamily between 50% and 75% of the Index weighting, respectively. In addition to favoring retail and industrial, we opportunistically sold shares as our Index reached what we thought were unsustainable levels, given the fundamental outlook for the stocks. Conversely, during the most recent sell off, we took the opportunity to add two high quality, higher growth names, whose valuations became compelling. Both are slated to grow earnings in excess of 10% over the next several years.
   The operating challenges faced by real estate companies have manifested in lower earnings expectations and lower valuations at a time when the institutional appetite for direct real estate investment is pushing hard asset valuation to peak levels. This juxtaposition of lower REIT valuations and high real property valuations is imposing a sell discipline on the REITs and enabling the group to buy back shares aggressively. We believe the share buybacks will not only provide support on the downside, but will also signal to investors that the down-cycle in the fundamentals may be bottoming. As such, we are keeping a sharp eye on relative valuation of names that have fallen out of favor as well as economic indicators that could drive valuations higher. We believe that early beneficiaries of a recovery due to short lease duration would be lodging, and to a lesser degree, multifamily. However, if job creation remains anemic and interest rates remain at these historic lows, the multifamily names are likely to continue to suffer.

                        2 | OPPENHEIMER REAL ESTATE FUND

   Attractive REIT valuations coupled with an average yield of 7.2% and prospects for an improving economic environment (followed by improving earnings) over the next twelve months should continue to attract investment dollars to the REIT universe in 2003, particularly after REITs have shown the benefits of diversification in broader investment portfolios. Providing investors the opportunity to take advantage of the unique return characteristics and diversification of publicly traded real estate securities is part of what makes Oppenheimer Real Estate Fund, The Right Way to Invest.

                        3 | OPPENHEIMER REAL ESTATE FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor or call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677). Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first offered on 3/4/02. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were the only class offered during the reporting period.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                        4 | OPPENHEIMER REAL ESTATE FUND

                                                            Financial Statements
                                                                      Pages 6-13
                        5 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS  October 31, 2002 / Unaudited

                                                 Market Value
                                           Shares  See Note 1
-------------------------------------------------------------
 Common Stocks--95.5%
-------------------------------------------------------------
 Financials--95.5%
-------------------------------------------------------------
 Real Estate--95.5%
 Alexandria Real Estate Equities, Inc.      3,900    $163,800
-------------------------------------------------------------
 AMB Property Corp.                         6,500     174,200
-------------------------------------------------------------
 Apartment Investment &
 Management Co.                             3,225     113,326
-------------------------------------------------------------
 Archstone-Smith Trust                      3,600      82,584
-------------------------------------------------------------
 Avalonbay Communities, Inc.                3,100     116,870
-------------------------------------------------------------
 Boston Properties, Inc.                    3,000     107,100
-------------------------------------------------------------
 BRE Properties, Inc. Cl. A                 4,200     120,540
-------------------------------------------------------------
 CBL & Associates Properties, Inc.          1,500      55,440
-------------------------------------------------------------
 CenterPoint Properties Corp.               2,200     118,536
-------------------------------------------------------------
 Chelsea Property Group, Inc.               7,200     234,360
-------------------------------------------------------------
 Corporate Office Properties Trust         11,000     147,950
-------------------------------------------------------------
 Crescent Real Estate Equities, Inc.        7,000     103,250
-------------------------------------------------------------
 Developers Diversified Realty Corp.       10,600     226,840
-------------------------------------------------------------
 Equity Office Properties Trust             8,500     204,680
-------------------------------------------------------------
 Equity Residential                         3,100      73,532
-------------------------------------------------------------
 Essex Property Trust, Inc.                 2,400     113,904
-------------------------------------------------------------
 Federal Realty Investment Trust            3,500      92,225
-------------------------------------------------------------
 First Industrial Realty Trust, Inc.        4,200     113,568
-------------------------------------------------------------
 General Growth Properties, Inc.            3,300     158,664
-------------------------------------------------------------
 Glimcher Realty Trust                      8,600     138,804
-------------------------------------------------------------
 Healthcare Realty Trust, Inc.              3,400     105,264
-------------------------------------------------------------
 Home Properties of New York, Inc.          2,400      76,080
-------------------------------------------------------------
 Hospitality Properties Trust               6,900     225,769
-------------------------------------------------------------
 Host Marriott Corp. 1                     16,600     136,120
-------------------------------------------------------------
 IStar Financial, Inc.                      6,400     181,760
-------------------------------------------------------------
 Kilroy Realty Corp.                        2,600      55,952
-------------------------------------------------------------
 LaSalle Hotel Properties                   1,200      15,720
-------------------------------------------------------------
 Manufactured Home Communities, Inc.        3,400      97,070
-------------------------------------------------------------
 Mid-Atlantic Realty Trust                  6,400     105,280

                                                 Market Value
                                           Shares  See Note 1
-------------------------------------------------------------
 Mills Corp.                                6,800    $188,700
-------------------------------------------------------------
 Newcastle Investment Corp. 1               9,200     123,280
-------------------------------------------------------------
 Pan Pacific Retail Properties, Inc.        3,300     110,550
-------------------------------------------------------------
 ProLogis                                  12,600     304,920
-------------------------------------------------------------
 Reckson Associates Realty Corp.            5,400     109,674
-------------------------------------------------------------
 Rouse Co. (The)                            5,000     148,250
-------------------------------------------------------------
 Senior Housing Properties Trust           14,000     143,360
-------------------------------------------------------------
 Simon Property Group, Inc.                 5,100     174,165
-------------------------------------------------------------
 SL Green Realty Corp.                      4,500     131,310
-------------------------------------------------------------
 Trizec Properties, Inc.                    6,900      70,035
-------------------------------------------------------------
 Ventas, Inc.                              14,600     166,440
-------------------------------------------------------------
 Vornado Realty Trust                       5,400     198,450
                                                 ------------
 Total Common Stocks (Cost $5,747,461)              5,528,322

                                        Principal
                                           Amount
-------------------------------------------------------------
 Joint Repurchase Agreements--6.0%
-------------------------------------------------------------
 Undivided interest of 0.09% in joint
 repurchase agreement (Market Value
 $371,794,000) with Banc One Capital
 Markets, Inc., 1.85%, dated 10/31/02,
 to be repurchased at $349,018 on
 11/1/02, collateralized by U.S.
 Treasury Nts., 3.25%, 12/31/03, with a
 value of $136,423,268, U.S. Treasury
 Bonds, 2.125%, 10/31/04, with a value
 of $145,203,510 and U.S. Treasury
 Bills, 12/26/02, with a value of
 $97,874,253 (Cost $349,000)             $349,000     349,000

-------------------------------------------------------------
 Total Investments, at Value
 (Cost $6,096,461)                         101.5%   5,877,322
-------------------------------------------------------------
 Liabilities in Excess of Other Assets      (1.5)     (87,760)
                                         --------------------
 Net Assets                                100.0%  $5,789,562
                                         ====================

 Footnotes to Statement of Investments
 1. Non-income producing security.
 See accompanying Notes to Financial Statements.

                   6 | OPPENHEIMER REAL ESTATE FUND

 STATEMENT OF ASSETS AND LIABILITIES  Unaudited
 October 31, 2002

-------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $6,096,461)--see accompanying statement $5,877,322
-------------------------------------------------------------------------------
 Cash                                                                       905
-------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                       233,284
 Interest and dividends                                                  14,220
                                                                     ----------
 Total assets                                                         6,125,731

-------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                  302,467
 Legal, auditing and other professional fees                             33,000
 Transfer and shareholder servicing agent fees                               25
 Other                                                                      677
                                                                     ----------
 Total liabilities                                                      336,169

-------------------------------------------------------------------------------
 Net Assets                                                          $5,789,562
                                                                     ==========
-------------------------------------------------------------------------------
 Composition of Net Assets
 Paid-in capital                                                     $6,079,442
-------------------------------------------------------------------------------
 Undistributed net investment income                                    173,226
-------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions              (243,967)
-------------------------------------------------------------------------------
 Net unrealized depreciation on investments                            (219,139)
                                                                     ----------
 Net Assets                                                          $5,789,562
                                                                     ==========
-------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share
 (based on net assets of $5,789,562 and 604,914
 shares of beneficial interest outstanding)                               $9.57
 Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)          $10.15



 See accompanying Notes to Financial Statements.

                        7 | OPPENHEIMER REAL ESTATE FUND

 STATEMENT OF OPERATIONS  Unaudited
 For the Six Months Ended October 31, 2002

----------------------------------------------------------------
 Investment Income

 Dividends                                              $175,025
----------------------------------------------------------------
 Interest                                                  2,092
                                                       ---------
 Total investment income                                 177,117

----------------------------------------------------------------
 Expenses

 Management fees                                          30,716
----------------------------------------------------------------
 Legal, auditing and other professional fees              25,950
----------------------------------------------------------------
 Trustees' compensation                                   16,000
----------------------------------------------------------------
 Distribution and service plan fees--Class A               7,679
----------------------------------------------------------------
 Transfer and shareholder servicing agent fees               232
----------------------------------------------------------------
 Shareholder reports                                          52
----------------------------------------------------------------
 Custodian fees and expenses                                   9
----------------------------------------------------------------
 Other                                                     3,791
                                                       ---------
 Total expenses                                           84,429
 Less reduction to custodian expenses                         (9)
 Less voluntary reimbursement of expenses                (33,179)
                                                       ---------
 Net expenses                                             51,241


----------------------------------------------------------------
 Net Investment Income                                   125,876


----------------------------------------------------------------
 Realized and Unrealized Loss

 Net realized loss on investments                       (328,780)
----------------------------------------------------------------
 Net change in unrealized depreciation on investments   (354,239)
                                                       ---------
 Net realized and unrealized loss                       (683,019)


----------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations  $(557,143)
                                                       =========




 See accompanying Notes to Financial Statements.

                        8 | OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 Six Months Ended
                                                                                                 October 31, 2002    Period Ended
                                                                                                       (Unaudited  April 30, 2002 1
------------------------------------------------------------------------------------------------------------------------------------
 Operations

 Net investment income                                                                                   $125,876         $47,350
------------------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                                                (328,780)        101,415
------------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                                                    (354,239)        135,100
 Net increase (decrease) in net assets resulting from operations                                         (557,143)        283,865

------------------------------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                                                  227,016       5,735,824

------------------------------------------------------------------------------------------------------------------------------------
 Net Assets
 Total increase (decrease)                                                                               (330,127)      6,019,689
------------------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                                    6,119,689         100,000 2
                                                                                                       -----------------------------
 End of period [including undistributed net investment income of $173,226 and $47,350, respectively]   $5,789,562      $6,119,689
                                                                                                       =============================



 1. For the period from March 4, 2002 (commencement of operations) to April 30, 2002
 2. Reflects the value of the Manager's initial seed money investment on February 8, 2002



 See accompanying Notes to Financial Statements.

                        9 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

                                                                         Six Months Ended  Period Ended
                                                                         October 31, 2002      April 30,
        Class A                                                                (Unaudited)         2002 1
---------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                                              $10.51        $10.00
---------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                                                .21           .08
 Net realized and unrealized gain                                                   (1.15)          .43
                                                                                   ----------------------
 Total income from investment operations                                             (.94)          .51
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                     $9.57        $10.51
                                                                                   ======================

---------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                 (8.94)%        5.10%

---------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                                          $5,790        $6,120
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                 $6,091        $5,662
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                               4.10%         5.26%
 Expenses                                                                            2.75%         4.23%
 Expenses, net of voluntary waiver/reimbursement of expenses by the Manager          1.67%         2.08%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                              191%           75%



1. For the period from March 4, 2002 (commencement of operations) to April 30, 2002.
2. Assumes an investment at net asset value at the commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.
                        10 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited


--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Real Estate Fund (the Fund), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through investment in real estate securities. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Cornerstone Real Estate Advisers, Inc., an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent company of the Manager. As of October 31, 2002, the majority of Class A shares were owned by the Manager. The Fund commenced operations on March 4, 2002.

    The Fund offers Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge.

    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

    As of October 31, 2002, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $328,780. This estimated capital loss carryforward represents losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

                        11 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
    In addition, distributions paid by the Fund's investments in real estate investment trusts ("REITS") often include a return of capital" which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

              Six Months Ended October 31, 2002  Period Ended April 30, 2002 1,2
                          Shares         Amount         Shares            Amount
--------------------------------------------------------------------------------
 Class A
 Sold                     28,406       $289,546        583,082        $5,842,955
 Redeemed                 (5,899)       (62,530)       (10,675)        (107,131)
                        --------------------------------------------------------
 Net increase             22,507       $227,016        572,407        $5,735,824
                        --------------------------------------------------------

 1. For the period from March 4, 2002 (inception of offering) to April 30, 2002.
 2. The Fund sold 10,000 shares to the Manager upon seeding of the Fund on February 8, 2002.

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended October 31, 2002, were $11,640,451 and $11,301,587, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the average net assets of the Fund.


--------------------------------------------------------------------------------
 Sub-Advisor Fees. The Manager pays Cornerstone Real Estate Advisers, Inc. (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the six months ended October 31, 2002, the Manager paid $11,773 to the Sub-Advisor.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.

                        12 | OPPENHEIMER REAL ESTATE FUND

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees, up to an annual rate of 0.35% of average net assets of Class A shares. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Class A shares of the Fund.

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended October 31, 2002, payments under the Class A plan totaled $7,679 prior to Manager waiver, if applicable, all of which were paid by the Distributor to recipients, none of which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

                        13 | OPPENHEIMER REAL ESTATE FUND

OPPENHEIMER REAL ESTATE FUND


------------------------------------------------------------------------------------------------------------------------------------
 Trustees and Officers        John V. Murphy, President, Principal Executive Officer and Chairman
                              Ronald Abdow, Trustee
                              Eustis Walcott, Trustee
                              Joseph M. Wikler, Trustee
                              Peter I. Wold, Trustee
                              Robert G. Zack, Secretary
                              Brian W. Wixted, Treasurer, Principal Financial and Accounting Officer
                              Connie Bechtolt, Assistant Treasurer
                              Philip Vottiero, Assistant Treasurer
                              Dine C. Lee, Assistant Secretary
                              Katherine P. Feld, Assistant Secretary
                              Kathleen T. Ives, Assistant Secretary
                              Philip T. Masterson, Assistant Secretary

------------------------------------------------------------------------------------------------------------------------------------
 Investment Advisor           OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Sub-Advisor                  Cornerstone Real Estate Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Distributor                  OppenheimerFunds Distributor, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Transfer and Shareholder     OppenheimerFunds Services
 Servicing Agent
------------------------------------------------------------------------------------------------------------------------------------
 Independent Auditors         Ernst & Young LLP
------------------------------------------------------------------------------------------------------------------------------------
 Legal Counsel                Mayer Brown Rowe & Maw

     (C) Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                        14 | OPPENHEIMER REAL ESTATE FUND

1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

 o Obtain account balances, share price (NAV) and dividends paid

 o Verify your most recent transactions

 o Buy, redeem or exchange mutual fund shares

 o Create custom lists of your accounts, funds or market indices

 o Order duplicate statements or Form 1099 DIV

 o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

 o Speak to a Customer Service Representative 1 by saying "Agent" when prompted

 o And more!

Quick list of PhoneLink commands

Say                                                 To:

[Account # or Social Security # + PIN]              Get dollar and share balances, NAVs, transaction history or request transactions

[Fund name, share class]                            Get current price/dividend information

Balance                                             Hear your balance/list of accounts

History                                             Hear your most recent transactions

Purchase or buy                                     Buy shares

Exchange                                            Exchange shares

Liquidation or redemption                           Sell shares

Dow Jones or Market Indices                         Hear closing market information
                                                    (Dow Jones Industrial Average, Nasdaq Composite and S&P 500)

Custom list                                         Create, play or edit custom list of your accounts, funds or market indices

1. You may speak to a Customer Service Representative during normal business hours.
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                        15 | OPPENHEIMER REAL ESTATE FUND
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INFORMATION AND SERVICES

Internet

24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information

24-hr automated information and automated transactions

Representatives also available Mon-Fri 8am-9pm ET Sat (January-April) 10am-4pm
ET 1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231

1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

RS0590.001.1002     December 30, 2002

[GRAPHIC OMITTED] OppenheimerFunds(R)
                  The Right Way to Invest